PRELIMINARY COPY
----------------

                                EMB CORPORATION

                              575 ANTON BOULEVARD
                                   SUITE 200
                          COSTA MESA, CALIFORNIA 92626


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 21, 1997

To the Shareholders of EMB Corporation:

          The Annual Meeting of Shareholders of EMB Corporation (the "Company") will be held at the Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626, on Friday, March 21, 1997, commencing at 3:30 p.m., local time, and thereafter as it may be adjourned from time to time, for the following purposes:

     1. To elect directors to the Board of Directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

     2. To consider and act upon a proposal to increase the authorized number of shares under the Company's 1996 Stock Option, SAR and Stock Bonus Plan;

     3. Approval of Harlan & Boettger as the independent accountants of the Company for the 1997 fiscal year, subject to change by direction of the Board of Directors; and

     4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Company's Proxy Statement is submitted herewith. Holders of record of the Company's Common Stock at the close of business on January 24, 1997, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof, notwithstanding transfers of any stock on the books of the Company after such record date.



Costa Mesa, California                   By Order of the Board of Directors

February ____, 1997

                                            B. Joe Wimer, Secretary


                             YOUR VOTE IS IMPORTANT

          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                                EMB CORPORATION

                              575 ANTON BOULEVARD
                                   SUITE 200
                          COSTA MESA, CALIFORNIA 92626


                                PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                      TO BE HELD ON FRIDAY, MARCH 21, 1997


          This Proxy Statement is furnished to shareholders of EMB Corporation (the "Company") in connection with its Annual Meeting of the shareholders to be held at the time and place for the purposes set forth in the accompanying notice.

GENERAL

          Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders (the "Annual Meeting") of EMB Corporation (the "Company") to be held at the Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626, at 3:30 p.m., local time, on Friday, March 21, 1997, and any adjournment thereof. No proposals have been received from any shareholder to be considered at the Annual Meeting. The audited financial statements of the Company for its fiscal year ended September 30, 1996, are enclosed in the annual report of the Company provided with this Proxy Statement. The enclosed information was first mailed to the shareholders on February ____, 1997, in connection with the Annual Meeting.

VOTING

          On January 24, 1997, the record date for shareholders entitled to vote at the Annual Meeting, there were 5,792,801 outstanding shares of Common Stock of the Company. One-third of such outstanding shares of Common Stock is necessary to provide a quorum at the Annual Meeting. On the record date, there were approximately 662 record holders of the Company's Common Stock. Each share is entitled to one vote. Under the Restated Articles of Incorporation, shareholders do not have the right to cumulate votes for the election of directors. The affirmative vote of the holders of a majority of the outstanding Common Stock, present and voting at the Annual Meeting, in person or by proxy, is required for the election of directors, and for the approval of the other proposals to be presented to the shareholders at the Annual Meeting.

          Shares represented by a proxy in the form enclosed, dated, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. Any shareholder attending the Annual Meeting may vote in person whether or not a proxy was previously filed. Any shareholder returning a proxy may revoke it any time before it is exercised by giving written notice of such revocation to the Secretary of the Company. Unless authority to vote for any individual director or directors, or all directors, pursuant to Purpose 1 set forth in the Notice of Annual Meeting of Shareholders is withheld, the filed proxy will be voted FOR the election of directors as set forth in this Proxy Statement. If no direction is made regarding the other purposes set forth in the Notice of Annual Meeting of Shareholders, the proxy will be voted FOR such other actions. Broker nonvotes, if any, will be treated as not present and not entitled to vote for a proposal.

          Sterling Alliance Group, Ltd. ("SAG") owns 3,375,000 shares of the Common Stock of the Company which represents approximately 58.3% of its issued and outstanding Common Stock. SAG has indicated that it intends to vote its shares of Common Stock in favor of the proposals described in the accompanying notice to be presented to the shareholders for their approval at the Annual Meeting. As a result, approval of such proposals is assured without the affirmative vote of the other shareholders of the Company.

          The cost of this Proxy Statement will be borne by the Company which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding this material to the beneficial owners of the Company's Common Stock.

THE BOARD OF DIRECTORS AND COMMITTEES

          During the fiscal year ended September 30, 1996, the Board of Directors held two regular meetings and five special meetings by written consent and memoranda. Directors attended all meetings, except that Ann Petersen did not attend the two regular meetings of the Board of Directors.

          The Company does not have an audit committee, nominating committee or an executive committee of the Board of Directors. However, the Board of Directors may establish such committees during the 1997 fiscal year.

          The Company has a Compensation Committee which determines the compensation to be paid to the executive officers of the Company, and has a committee to administer the Company's 1996 Stock Option, SAR and Stock Bonus Plan.

COMPENSATION OF DIRECTORS

          Each director of the Company will receive an annual directors' fee of $2,500, and will receive reimbursement of travel expenses. Directors of the Company did not receive any compensation in their capacity as directors during the fiscal year ended September 30, 1996, except reimbursement of travel expenses.

COMPENSATION OF EXECUTIVE OFFICERS

          No executive officer of the Company received compensation in excess of $100,000 during its fiscal year ended September 30, 1996.

TRANSACTIONS WITH MANAGEMENT

          The Company entered into certain material transactions with Sterling Acquisition Group, Ltd. ("SAG") during its fiscal year ended September 30, 1996, as described below. SAG is a Colorado corporation that is beneficially owned 24.3% by James E. Shipley, a director and the President of the Company, and owned 14.8% by Rory P. Hughes, a director and Vice President of the Company, and by certain other directors and officers of the Company to a lesser extent.

          On December 16, 1995, the Company acquired substantially all of the assets of SAG, including all of the issued capital stock of its subsidiary, EMB Mortgage Corporation ("EMB"), real property located in Monterey County and in Riverside County, California, office equipment and furniture, and its interests in MortgageShare software as licensed by Virtual Lending Technology, Inc. In exchange, the Company issued 3,375,000 legended-restricted shares of its Common Stock to SAG which presently represents approximately 58.3% of the total issued and outstanding Common Stock of the Company. After this acquisition, the directors, officers and certain consultants of SAG became directors and officers of the Company. As a result of the ownership of common stock of SAG owned by certain present directors and officers of the Company and their families, they are deemed to be beneficial owners of the Common Stock of the Company. See, "Security Ownership of Management", below.

          Prior to this acquisition, Virtual Lending Technology, Inc., a Nevada corporation, licensed certain software to be used in the mortgage lending business to EMB. Rory P. Hughes and Frank D. Tuttle, are the owners and principal officers of Virtual Lending Technology, Inc. Rory P. Hughes and Frank
D. Tuttle became directors and officers of the Company after this transaction.

          During the fiscal year ended September 30, 1996, the Company incurred unreimbursed expenses regarding ERA Sterling Alliance Real Estate, a real estate brokerage company owned by the family of James E. Shipley, a director and officer of the Company, in the amount of $129,687.

SECURITY OWNERSHIP OF MANAGEMENT

          The total number of shares of Common Stock of the Company beneficially owned by each of the officers, directors and persons nominated to become directors of the Company, and all of such directors and officers as a group, and their percentage ownership of the outstanding Common Stock of the Company as of January 24, 1997, are as follows:

                                           SHARES       PERCENT OF
MANAGEMENT                              BENEFICIALLY      COMMON
SHAREHOLDERS(1)                           OWNED(1)         STOCK
------------------------------------  ----------------  -----------

Joseph K. Brick.....................             0               0%
  1420 North Atlantic Avenue
  Suite 1704
  Daytona Beach, Florida 32118

Bruce J. Brosky.....................        87,500(2)          1.5%
   575 Anton Boulevard, Suite 200
   Costa Mesa, California 92626

Malcom K. Crist.....................             0               0%
  1015 East Chapman Avenue
  Orange, California 92866

Rory P. Hughes......................       499,973(2)          8.7%
   575 Anton Boulevard, Suite 200
   Costa Mesa, California 92626

William V. Perry....................       290,470(2)(3)       5.1%
   575 Anton Boulevard, Suite 200
   Costa Mesa, California 92626

Ann L. Petersen.....................         6,250            .001%
   Star Route 5080
   Keaau, Hawaii 96749

Michael P. Roth.....................             0               0%
  575 Anton Boulevard, Suite 200
  Costa Mesa, California 92626

James E. Shipley....................       813,375(4)         14.1%
   575 Anton Boulevard, Suite 200
   Costa Mesa, California 92626

B. Joe Wimer........................         6,250(2)         .001%
   575 Anton Boulevard, Suite 200
   Costa Mesa, California 92626

Directors and officers as a group
  (9 persons, including the above)..     1,703,818            29.4%
                                         =========            ====

(1) Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares, except as otherwise specifically indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as warrants or options to purchase the Common Stock of the Company.

(2) Represents shares of the common stock of Sterling Alliance Group, Ltd. which owns 3,375,000 shares of the Common Stock of the Company (58.3% of its outstanding Common Stock).

(3) Represents shares of Sterling Alliance Group, Inc. owned by Win, Win, Solver Group, Inc., a corporation owned by Mr. Perry. It also includes 13,688 shares held by a trust of which Mr. Perry is the trustee. He is not a beneficiary of the trust, and disclaims any ownership of its securities.

(4) Represents shares of Sterling Alliance Group, Inc. owned by World Trends Financial, Ltd., a corporation owned by Mr. Shipley.

     Because certain directors and officers are controlling persons of Sterling Alliance Group, Ltd. ("Sterling") are also directors or officers of the Company (specifically, William V. Perry, James E. Shipley and B. Joe Wimer), such persons may be deemed to be the beneficial owners of the 3,375,000 shares of the Common Stock of the Company held in the name of Sterling Alliance Group, Ltd.

SECURITY OWNERSHIP

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each shareholder who beneficially owns more than five percent (5%) of the Company's Common Stock, the number of shares beneficially owned by each and the percent of outstanding Common Stock so owned of record as of January 24, 1997. It is believed by the Company that all persons listed have sole voting and investment power with respect to their shares, except as otherwise indicated.

                                                        SHARES     PERCENT OF
         NAME AND ADDRESS                            BENEFICIALLY  OUTSTANDING
       OF BENEFICIAL OWNER          TITLE OF CLASS      OWNED     COMMON STOCK
----------------------------------  --------------   ------------ -------------

Sterling Alliance Group, Ltd.(1)     Common Stock      3,375,000      58.3%
  575 Anton Boulevard, Suite 200
  Costa Mesa, CA 92626

Rory P. Hughes(2)                    Common Stock        499,973       8.7%
  575 Anton Boulevard, Suite 200
  Costa Mesa, California 92626

William V. Perry (2)                 Common Stock        290,470       5.0%
  575 Anton Boulevard, Suite 200
  Costa Mesa, CA 92626

James E. Shipley(2)                  Common Stock        813,375      14.1%
  575 Anton Boulevard, Suite 200
  Costa Mesa, California 92626

Cede & Co.                           Common Stock        682,930      11.8%
  P.O. Box 222
  Bowling Green Station
  New York, New York 10274

(1) Sterling Alliance Group, Ltd. ("SAG") is a Colorado corporation. Certain directors and officers of the Company are stockholders, directors, officers and controlling persons of SAG. See "Transactions with Management" and "Security Ownership of Management", above.
(2) Represents shares of the common stock of Sterling Alliance Group, Ltd. which owns 3,375,000 shares of the Common Stock of the Company.

     PROPOSAL 1.  ELECTION OF THE DIRECTORS TO THE BOARD OF DIRECTORS

     The Board of Directors has nominated the following persons to be elected to the Board of Directors of the Company until the next annual meeting of shareholders, or until their successors are duly elected or qualified:

Name                Age           Present Positions
------------------  ---  -----------------------------------

Joseph K. Brick      58  Nominee Director

Bruce J. Brosky      41  Director and Vice President-
                         Marketing and Public Relations

Malcom K. Crist      51  Nominee Director

Rory P. Hughes       38  Director, Vice President - Research
                         and Development

William V. Perry     73  Director and Executive Vice
                         President

Ann L. Petersen      59  Director

Michael P. Roth      57  Nominee Director

James E. Shipley     61  Director and President

B. Joe Wimer         40  Director, Secretary and
                         Treasurer

     The following is a brief biography of each director and nominee director for election to the Board of Directors of the Company:

          Mr. Brick has been nominated to become a director of the Company at the 1997 Annual Meeting of Stockholders. In January 1997, he became a director and the President of EMB Mortgage Corporation, the principal operating subsidiary of the Company. From May 1981 to January 1997, Mr. Brick was a mortgage portfolio consultant regarding the evaluation of commercial, multi-family and residential mortgage products, and the servicing and conversion of mortgage portfolios. From August 1988 to April 1991, he was employed by Countrywide Funding Corporation and managed its mortgage operations for all states east of the Mississippi. From 1984 to 1987, he was employed by Money Market Mortgage Corporation as operations manager for its eastern region for commercial, multi-family and residential mortgages. From 1983 to 1984, Mr. Brick was employed by M & I Mortgage Corporation as its Vice President and Production Manager and supervised its start-up of a national bank's mortgage subsidiary. Mr. Brick attended Marquette University.

          Mr. Brosky has been a director and Vice President-Marketing and Public Relations of the Company since April 29, 1996, and became a director of the Company on May 21, 1996. From 1993 to 1995, he was the Director of Marketing of ERA Sterling Real Estate. From 1993 to the present, Mr. Brosky has been the Director of Marketing and Public Relations of Sterling Alliance Group, Ltd.
From 1984 to 1992, Mr. Brosky was employed by GTE of California as operator services supervisor, CAG analyst and systems analyst. Mr. Brosky received a B.A. degree from the University of Dubuque in 1978, and received a MBA degree from Loras College in 1979.

          Mr. Crist has been nominated to become a director of the Company at this Annual Meeting. From 1974 to the present, he has been the President of Crist Accountancy Corporation, a certified public accounting firm in Orange County, California. From 1969 to 1973, Mr. Crist was a staff and a senior audit accountant with Price Waterhouse & Company. He became a certified public accountant in Maryland in 1969 and in California in 1974. Mr. Crist received a B.A. degree in accounting from the College of William and Mary in 1967, and received a M.B.A. degree in finance and accounting from the University of Maryland in 1969.

          Mr. Hughes has been Vice President-Research and Development of the Company since April 29, 1996, and became a director of the Company on May 21, 1996. He has been the President and a director of EMB Mortgage Corporation, a wholly owned subsidiary of the Company engaged in real estate mortgage business, since September, 1995. From 1994 to the present, he has been a director and President of Virtual Lending Technology, Inc. From 1993 to 1994, he was the Marketing Director of Delphi Information Sciences Corp. From 1993 to September 1995, Mr. Hughes was also employed by Members Capital Corporation, a mortgage broker. From 1985 to 1993, he owned and operated Financial Computing International, a software technology firm. Mr. Hughes attended California State University-Fullerton majoring in corporate finance and real estate finance.

          Mr. Perry has been the Executive Vice President of the Company since April 29, 1996, and became a director of the Company on May 21, 1996. He is also the Chairman of the Board of EMB Mortgage Corporation, a wholly owned subsidiary of the Company. From 1994 to the present, he has been a director and Vice President of Sterling Alliance Group, Ltd. From October 1993 to the present, Mr. Perry has been associated with ERA Sterling Real Estate. From 1990 to October 1993, he was a director and Vice President of Ameri-West Funding, Inc., engaged in residential, multi-family and commercial mortgages. From 1988 to 1990, Mr. Perry was the President of First Marine Mortgage Company. From 1985 to 1987, he was the Chief Financial Officer of Mobile Medical Group, Inc.; and was the Chief Financial Officer and a director of Oceanic Opera, Inc. from 1984 to 1985. From 1970 to 1984, Mr. Perry was engaged in the real estate brokerage business with several real estate brokerage companies. From 1962 to 1970, he was an electronics engineer with Lockheed Missle and Space Corporation. Mr. Perry graduated from Pacific States University in 1948 with a degree in electrical engineering.

          Mrs. Petersen became a director of the Company on November 25, 1992. She is a resident of Hawaii and has been a housewife since being married in 1958. She attended Marquette University for two years. Mrs. Petersen is an active volunteer in various charitable organizations, including the American Cancer Association.

          Mr. Roth has been nominated to become a director of the Company at this Annual Meeting. From 1993 to the present, he has been the Assistant Branch Manager and Sales Associate with Coldwell Banker Real Estate, Inc., a real estate brokerage company, at its branch office in South Laguna, California.
From 1981 to 1992, Mr. Roth was the President of Food Service Concept Marketing Inc., a marketing consulting firm. From 1975 to 1981, he was the Vice President Management Supervisor of Wells, Rich, Green Advertising. From 1974 to 1975, Mr. Roth was a Vice President of Shakey's Pizza Parlors. From 1969 to 1975, he was Vice President of Marketing of Bonanza Steakhouses, and was President of its International Division. From 1963 to 1968, Mr. Roth was engaged in franchise marketing for McDonald's Corporation in charge of marketing in 12 western states and Hawaii. Mr. Roth received a B.S. degree from U.C.L.A. in 1962.

          Mr. Shipley has been a director of the Company since January 15, 1996, and became the President of the Company on April 29, 1996. From 1993 to the present, he has been a director and the President of Sterling Alliance Group, Ltd., an affiliate of the Company which recently sold substantially all of its assets and operations to the Company in exchange for Common Stock. He was the Managing Director of EMB Mortgage Corporation, a wholly owned subsidiary of the Company engaged in the real estate mortgage business, from October 1993 to April 1996. Mr. Shipley has served as the Managing Director of ERA Sterling Real Estate, a real estate brokerage firm, from 1987 to the present. From 1968 to 1987, he was engaged in the real estate development business with several companies. In 1988, Mr. Shipley became subject to two felony convictions for forgery endorsement of a check and appropriation of property entrusted to him in the Superior Court of the State of California. Mr. Shipley received a Bachelor of Science degree from Eastern Illinois University in 1960.

          Mr. Wimer has been the Secretary and Treasurer of the Company since April 29, 1996, and became a director of the Company on May 21, 1996. From April 1993 to September 1995, he was the director of business promotion of City Lights Escrow, Inc.; and from October 1992 to April 1993, was the owner and President of Better Service Escrow, Inc. From October 1990 to October 1992, Mr. Wimer was employed by Escrow Masters Inc. regarding business promotion; and held a similar position with Melrose Escrow Inc. from 1988 to October 1990. In each of these positions, he was also responsible for all banking and money management functions. From 1985 to 1988, he was the Chief Financial Officer of Sierra Mortgage Corporation. Mr. Wimer attended California State University-Fullerton and Clark College.

     PROPOSAL 2.  APPROVAL OF INCREASE OF AUTHORIZED SHARES UNDER 1996 STOCK
                  OPTION, SAR AND STOCK BONUS PLAN

     DESCRIPTION OF THE PLAN. The Board of Directors has determined that in order to attract and retain employees and consultants and to provide additional incentive for employees and consultants, upon whose efforts and judgment the success of the Company is largely dependent, the 1996 Stock Option, SAR and Stock Plan (the "Plan") should be amended to increase the authorized number of shares covered by the Plan from 250,000 shares to 1,250,000 shares for the Committee to grant either stock bonuses, or non-qualified stock options ("Stock Options") with or without stock appreciation rights ("SARs") or incentive stock options ("ISO Options") with or without SARs under the features provided for by the Internal Revenue Code of 1986, as amended. The Board believes that the best interest of the Company will be served by the availability of stock bonuses, Stock Option and ISO Options (both with or without SARs) for its directors, officers, employees and consultants.

     THE COMMITTEE. The Plan provides for the granting by the Committee of stock bonuses or options (with or without SARs) to directors, officers, employees and consultants of the Company. The shares subject to the Plan will be registered at the Company's expense pursuant to the Securities Act of 1933, as amended (the "Act"), and the applicable state securities acts, or will be issued by the Company pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The Plan is administered by the Committee composed of three members of the Board of Directors. James E. Shipley, Bruce J. Brosky, and B. Joe Wimer have been appointed as members of the Committee. The Committee administers and interprets the Plan and has authority to grant stock bonuses or options to all eligible persons and determines at the time the option or stock bonus is granted the number of shares granted, the purchase price, the option period and whether SARs are to be granted thereunder or at the time of exercise of the option.

     INCREASE IN NUMBER OF SHARES. Under the Plan, as adopted by the Company's stockholders in 1996, 250,000 shares of Common Stock were reserved for issuance under such plan. As of January 31, 1997, all 250,000 shares remained available for issuance under the Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the Plan is necessary in order to continue the effectiveness of the Plan in attracting, motivating and retaining officers, employees, and consultants of the Company with appropriate experience and ability, and to increase the grantees' alignment of interest with the Company's stockholders.

     EFFECTIVE DATE. The Plan initially became effective April 29, 1996, and was approved by the shareholders at the Annual Meeting of the Company held in May, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES UNDER THE 1996 STOCK OPTION, SAR AND STOCK BONUS PLAN.

     PROPOSAL 3.  INDEPENDENT AUDITORS

     During the fiscal year ended September 30, 1996, the Company engaged Harlan & Boettger to provide it with audit services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls, consultation on financial accounting and reporting matters, and other verification procedures. Representatives of Harlan & Boettger will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                OTHER BUSINESS

     The Board of Directors knows of no business which will be presented for action at the meeting other than that described in the Notice of Annual Meeting of Shareholders. It is intended, however, that the persons authorized under the proxies of the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at the Annual Meeting.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any shareholder may present proposals on any matter which is a proper subject for consideration by the shareholders at the 1998 Annual Meeting of Shareholders, which the Company currently anticipates will be held on or about March 21, 1998. In order to be considered for inclusion in the Proxy Statement and form of proxy (or Information Statement in the event proxies are not solicited by the Board of Directors of the Company) for the 1998 Annual Meeting of Shareholders, a proposal must be received by the Secretary of the Company no later than 120 days prior to March 21, 1998. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to the Secretary of the Company at its principal office, 575 Anton Boulevard, Suite 200, Costa Mesa, California 92626. Detailed information for submitting proposals will be provided upon written request addressed to the Secretary of the Company.

                            SOLICITATION PROCEDURES

     Officers and regular employees of the Company, without extra compensation, may solicit the return of proxies by mail, telephone, telegram or personal interview. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies.

     The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forward proxy soliciting material to beneficial owners) will be paid by the Company.

                                 MISCELLANEOUS

     A copy of the Company's Annual Report to Shareholders containing the Company's audited financial statements for the year ended September 30, 1996, has previously been sent or is concurrently being sent to shareholders of the Company. The Annual Report to Shareholders is not part of the proxy solicitation materials except as stated herein.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent owners are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended September 30, 1996, all filing requirements applicable to its officers, directors and great than ten-percent owners were compiled with except that Form 3 filed by such persons were not timely filed on or before August 28, 1996, the effective date of its Form 10-SB registration statement.

     Where information contained in this Proxy Statement rests particularly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person or contained in filings made by such person with the Commission.

                                 ADDITIONAL INFORMATION

          THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 575 ANTON BOULEVARD, SUITE 200, COSTA MESA, CALIFORNIA 92626. PLEASE CONTACT BRUCE J. BROSKY AT 1/888-225-5629. FOR ANY ADDITIONAL INFORMATION DESIRED CONCERNING THIS ANNUAL MEETING.

                             ---------------------

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE.

                                 By Order of the Board of Directors



                                    B. Joe Wimer, Secretary
Costa Mesa, California
February _____, 1997

                                EMB CORPORATION
                        ANNUAL MEETING -- MARCH 21, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received the Annual Report, Notice of Annual Meeting of Stockholders and Proxy Statement for said meeting, hereby appoints JAMES E. SHIPLEY and B. JOE WIMER, and either of them, as Proxies with full power of substitution and resubstitution and hereby authorize them to represent and to vote, as designated hereon, all shares of common stock of EMB Corporation which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on March 21, 1997, at 3:30 p.m., local time, or at any adjournment thereof, with all the powers the undersigned would possess if then personally present.

1.  ELECTION OF DIRECTORS:

    [ ]   VOTE FOR all nominees listed.  [ ]   VOTE WITHHELD from all nominees.
    [ ]   EXCEPTION

    NOTE: IF YOU DESIRE TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR
    MORE, BUT NOT ALL OF THE NOMINEES BELOW, CHECK THE EXCEPTION BOX AND INDICATE YOUR DESIRE TO WITHHOLD SUCH AUTHORITY BY DRAWING A LINE THROUGH THE NAME(S) OF SUCH NOMINEE(S).

    Nominees:  Joseph K. Brick, Bruce J. Brosky, Malcomb K. Crist,
               Rory P. Hughes, William V. Perry, Ann L. Petersen,
               Michael P. Roth, James E. Shipley, B. Joe Wimer

2. APPROVE THE PROPOSAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES UNDER THE COMPANY'S 1996 STOCK OPTION, SAR AND STOCK BONUS PLAN.
                 [ ]   FOR       [ ]  AGAINST        [ ]  ABSTAIN

3. APPROVE HARLAN & BOETTGER AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE 1997 FISCAL YEAR, SUBJECT TO CHANGE BY DIRECTION OF THE BOARD OF DIRECTORS.
                 [ ]   FOR       [ ]  AGAINST        [ ]  ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE ABOVE PROPOSALS.

This proxy, when properly executed, will be voted in the manner directed herein by the above signed stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS, 1, 2, AND 3. THE PROXIES WILL USE THEIR DISCRETION WITH
      ---
RESPECT TO ANY MATTER REFERRED TO IN ITEM 4.

                                                   IMPORTANT:  This proxy must
                                                   be dated and signed exactly
                                                   as shown hereon.  When
                                                   signing as attorney,
                                                   administrator, trustee or
                                                   guardian, please give full
                                                   title as such.  When shares
                                                   are held by joint tenants,
                                                   both must sign.  If a
                                                   corporation, please sign in
                                                   full corporate name by
                                                   President or other authorized
                                                   officer.  If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

                                                   Date:                 , 1997
                                                        -----------------

                                                   ----------------------------
                                                              Signature

                                                   ----------------------------
                                                     Signature if held jointly




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.